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                                  EXHIBIT 23.2

         CONSENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors
         Zoom Telephonics, Inc.

         We consent to the use of our reports incorporated herein by reference and to the references to our firm in the registration statement.

         /s/ KPMG LLP

         Boston, Massachusetts
         October 2, 2000